MMI
MUSCLE MAKER INC

Investor Presentation | April 25, 2023

Nasdaq: GRIL

Forward Looking Statements

This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," “pro-forma,” “goals” and "proposes." Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in the Registration Statement on Form S-1 (file number 333-245047) initially filed by the Company with the U.S. Securities and Exchange Commission on August 12, 2020. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Muscle Maker, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer: Preliminary Unaudited Financials Statement
The preliminary, unaudited financial results included in this presentation are based on information available as of April 21, 2023, and management’s initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company’s customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in the Company’s annual and quarterly filings with the Securities and Exchange Commission. Further, the Company’s independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results.

MMI Overview

MMI pivots towards a diversified global food organization

In late 2022, MMI began a transformation from a U.S.-centric restaurant business into a global, food-focused organization with two distinct business units:

Sadot LLC

- International agri-commodity company – trading and shipping of food/feed commodities such as soybean meal, wheat and corn
- MMI's largest operating unit

MMI Restaurant Group

- 50+ units across two fast casual concepts
- Subscription-based fresh meal service with 30+ points of distribution plus in-home and national delivery


MMI
MUSCLE MAKER INC
AGGIA
Cultivating Value
AGGIA SERVICES SADOT
sadot
SUSTAINABLE FOOD SUPPLY CHAIN SOLUTIONS
MMI
RESTAURANT GROUP
POKÉMOTO
MUSCLE MAKER GRILL
SUPERFIT FOODS

Sadot / Aggia Agreement

MMI signed a service and operations agreement with Aggia LLC FZ, November 18, 2022

- **Aggia can earn MMI common shares and nominate board seats by generating net income for MMI's newly-formed subsidiary, Sadot LLC**
  - Aggia can earn up to 14,424,275 shares – premium price of $1.5625 per share
    - Equivalent to generating $22,537,929 of net income into Sadot
  - Aggia can nominate up to eight new Directors
    - ✓ 1 nomination upon signing agreement (seated one)
    - ✓ 2 nominations at $3.3 million net income (seated two)
    - ✓ 2 nominations at $6.6 million net income (seated two)
    - 3 nominations at $9.9 million net income (TBD)







Sadot / Aggia Agreement

- **MMI formed Sadot LLC and engaged Aggia to perform day-to-day operations related to the purchase and sale of food and feed commodities**
  - Aggia has deep expertise in agri-commodity (food & feed) sourcing, trading, financing and managing logistics in global markets
  - Benjamin Petel, Aggia-nominated board member, is the managing member representative of Sadot LLC reporting to MMI CEO Mike Roper







Sadot's Business

- **Global trading and shipping of food and feed commodities via dry bulk cargo ships**
  - **Market Size**
    - ~$1.5 trillion grain market with a CAGR of 9.5% CAGR (Source: The Business Research Company 2023)
  - **Current Markets**
    - Brazil, Canada, China, India, Japan, Malaysia, Philippines, Poland, Romania, Ukraine, Viet Nam
  - **Products**
    - Wheat, rice, soybean, coarse grains (corn, barley, sorghum, oats, rye), oils and oilseeds. Example: Soybean meal from Brazil to Japan
  - **Competition**
    - ABCD's (ADM, Bunge, Cargill, Louis-Dreyfus Co.) as well as small to mid-sized trading companies like Glencore, Wilmar, Olam, Adecoagro, JB Sanfilippo, TreeHouse Foods, Hain, etc.
  - **Differentiation**
    - Because of its smaller size, Sadot is able to move much more quickly, leveraging the team's years of experience and their deep global relationships
  - **Current & Planned Operational Hubs**
    - U.S., U.K., Switzerland, Singapore, Dubai, Ukraine, Zambia, Mauritius

sadot

DEDICATED AGGIA SERVICE TEAM

- BENJAMIN PETEL
MANAGING MEMBER
REPRESENTATIVE
- CHIEF OPERATING OFFICER
- HEAD OF GLOBAL TRADING
- TRADE FINANCE & OPERATIONS
- TRADE FINANCE
- LEGAL ADVISOR
- FARMING CONSULTANT - AFRICA
- FARMING ANALYST
- 7 ADDITIONAL TRADERS & SUPPORT STAFF

Sadot's Mission

Creating value through diversification

Sadot seeks to diversify over time into a sustainable and forward-looking global agri-foods company

- Current Focus
  - Agri-commodity shipping and trading (~2-3% margins)

- Future areas of opportunity with higher margins
  - Logistics – global services
  - Transportation – dry bulk ships
  - Farming & processing facilities
  - Sustainability – carbon credits




Farm
Trade
Shipping & Logistics
Processing
B2B
B2C

sadot

Impact of Sadot to Date – Recap

- **Q4 and Year-End 2022 Results** (Announced March 21, 2023)
  - Net income from Sadot was ~$4.5M, a 3% profit margin on revenues of ~$150.6M (45 days of operations)
  - Excluding the impact of the non-cash stock-based consulting expense related to the share issuance, Q4'22 was the Company's ***first profitable quarter since becoming a public company***
- **Sadot Surpassed $6.6M Net Income** (Announced April 11, 2023)
  - Two additional Aggia-nominated directors joined the Board, bringing the total to five
- **Share Repurchase Authorization** (Announced April 13, 2023)
  - Repurchase up to $2.0M of MMI outstanding common stock
- **March 2023 Revenue** (Announced April 18, 2023)
  - Top line revenue of over $93.8 million for the month of March 2023
  - Total revenue since inception in November 2022 of over $360M
- **Q1'23 Results**
  - MMI to report Q1 financials by mid-May

MMI MUSCLE MAKER INC

Nasdaq: GRIL

Share Price[1]	$1.27
Market Cap[1]	$37.0M
YTD 2023 Revenue[2]	$210.4M
Shares Outstanding[3]	29.3M
Float[3]	20.9M

1. As of April 20, 2023
2. As of March 31, 2023
3. As of February 2023

The preliminary, unaudited financial results included in this investor deck are based on information available as of April 21, 2023, and management's initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company's customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in the Company's annual and quarterly filings with the Securities and Exchange Commission. Further, the Company's independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results.

MMI Restaurant Group

Fast Casual Restaurants

POKÉMOTO®
Hawaiian Poké

33 locations plus 45 franchise agreements sold, serving poké bowls, burritos, salads and boba tea.

EST. 1995
MUSCLE MAKER GRILL®
"Great Food with Your Health in Mind"®

16 locations serving "Healthier for you" options on everyday menu items and meal prep including burgers, wraps and salads.

Subscription Meals

SUPERFIT FOODS
YOUR MEAL PREP COMPANY

34 consumer pickup locations for pre-made healthy meal prep with 175+ breakfast, lunch, dinner and snacks meals to chose from.

MMI Restaurant Group: Growth Opportunities

Fast Casual Restaurant Market[1]

- Emerging fresh and healthy menu options gaining market share
- Emergence of delivery and pickup creates new growth opportunities
- Fragmented markets ripe for consolidation and vertical integration


10.6% CAGR
$209.1 B
$125.6 B
2019
2027





Subscription Meals - Pickup & Delivery[2]

- Busy lifestyles of working families and students driving market growth
- Reduces food waste, simplifies healthy eating and increases convenience
- Low-cost alternatives to junk food


12.0% CAGR
$19.3 B
$8.7 B
2022
2029

1) Allied Market Research 2) Brand Essence Research 3) Straits Research

Pokémoto Hawaiian Poké

POKÉMOTO® Hawaiian Poké

The Fresh Flavor of Hawaii

- **Poké is a trending concept** – addresses demands of Millennials and Gen Z for healthier food options
  - Fully customizable bowls, salads, wraps plus boba tea
  - 40+ items including ahi tuna, salmon, shrimp, tofu, etc.

- **Poké market is wide open**
  - Fragmented market with multiple, small franchised concepts

- **Pokémoto to expand nationally**
  - Current: 33 locations open plus 45 franchised units sold but not open
  - Growth through franchising
    - Licensed to sell franchises in 48 States
    - Low entry costs attract franchisees
      - Build out costs with typical range $137,500 - $299,900
      - No grills, hood systems, fryers, etc.
      - Lower labor costs - staff with limited employees
    - Multiple income streams
      - 10-year franchise agreement term, one 5-year renewal option
      - Up to $25,000 initial franchise fee ($10,000 for veterans)
      - Up to 6% ongoing royalty paid on net sales







Poké is native Hawaiian cuisine, traditionally made with fresh raw fish over steamed rice, topped with raw vegetables, soy sauce, furikake, sesame seeds and more.

.



Muscle Maker Grill

Great Food With Your Health In Mind®

- **Corporate owned & franchise model**
- **Long-Term Revenue Streams –** Up to 6% ongoing royalty (plus 1% additional marketing fee) paid on net sales
- **Prepared Fresh –** Made to order in full-service kitchen
- **"Healthier for you" –** Lean proteins, nutrient rich superfoods, and proprietary sauces options on wide everyday menu items
  - Salads
  - Bowls
  - Wraps
  - Grass-fed burgers
  - Whole wheat pasta
  - Flatbreads
  - High protein smoothies/shakes
- **Meal Plans and Kits –** Pickup or delivered to home or office


SALADS
BOWLS
WRAPS
BURGERS
MEAL PLANS
& KITS

Superfit Foods

Pre-Made Fresh Meals by Subscription

- **Weekly subscription for pickup or in-home delivery:**
  - Represents less than 7% of the 500+ gyms or lifestyle centers in Jacksonville
  - Pickup is the differentiator compared to other meal prep companies – avoiding shipping charges (keeps average cost per meal lower) while allowing consumer convenience as they pick up their meals during their daily fitness routines
  - As pickup locations increase, exposure increases to highly targeted consumers with a healthy lifestyle

- **Readily expandable:**
  - Model can expand into current corporate location footprint utilizing existing infrastructure
  - Expand into "off the beaten path" restaurant facility once capacity reached
  - Low rent options
  - No consumer interaction



175+ meal options
Breakfast, Lunch, Dinner &Snacks
- Standard Lean Down
- Standard Sustain
- Build Up
- Keto
- Pescatarian
- Paleo
- Vegetarian

Executive Team



Mike Roper
CEO
Muscle Maker Inc.

Prior to joining MMI as CEO in 2017, Mike served as CEO of Taco Bueno Restaurants LLC from 2015 to 2017, COO from 2014 to 2015, and CDO from 2013 to 2014. Mike led the successful sale of the privately-held chain to TPG Growth. From 2009 to 2012, Mike served as COO & EVP of Quiznos Subs, where he had been a franchisee for 9 years.



Benjamin Petel
Managing Member Representative
Sadot LLC

Benjamin has served as Managing Member Representative of Sadot since 2022. From 2019 through 2022, he was engaged as a Business Development Specialist and consultant to various agriculture and food companies, spanning from corporate finance and M&A to commercial development and operational control.



Kevin Mohan
CIO & Board Chair
Muscle Maker Inc.

Kevin has served as a Director and Executive Chairman since 2018. Concurrently, he has served as MMI's Chief Investment Officer. Prior to joining MMI, he served as Vice President of Capital Markets for American Restaurant Holdings Inc.



Jennifer Black, CPA
CFO
Muscle Maker Inc.

Jennifer joined MMI in 2022 as CFO. Prior to joining the Company, she served as CFO for two oilfield service companies, Eagle Pressure Control LLC and Talon Pressure Control (2018 to 2021). She previously served as Controller for AG Resource Management (2015-2018), an agricultural lending company. From 2013 to 2015 she was Controller of Basic Energy Services. Earlier roles include VP of SEC reporting with OMNI American Bank.



Kenn Miller
COO

Kenn has served as Chief Operating Officer of MMI's restaurant group Since September 2018. Prior to MMI, Kenn was SVP of Operations for Dickey's BBQ (2018). From 2013 to 2018, he served in various senior operations and development roles with Taco Bueno Restaurants. Earlier in his career, he work with Quiznos Subs and Rocky Mountain Chocolate Factory.



Aimee Infante
CMO

Aimee joined MMI in 2014 and has served as MMI's CMO since 2019. She started as MarCom Manager in 2014 and was promoted to Marketing Director in 2015, then VP Marketing in 2016. Prior to joining the Company, she served in various marketing roles with Qdoba Mexican Grill (2010-2014).

Board of Directors

Kevin Mohan
Executive Chair

Phil Balatsos Independent Director	**Jeff Carl** Independent Director	**Malcolm Frost** Independent Director	**Paul Menchik** Independent Director	**A.B. Southall III** Independent Director	**Steve Spanos** Independent Director

Hannah Oh Independent Director	**Benjamin Petel** Independent Director	**Paul Sansom** Independent Director	**Ray Shankar** Independent Director	**Marvin Yeo** Independent Director

■ Aggia-nominated Directors

Summary

- MMI is rapidly evolving into a global, well-diversified, food-focused company.
- Two distinct business units:
  - Sadot LLC – an international agricultural commodity shipping and trading organization.
  - MMI Restaurant Group – an operator and franchisor of 50+ healthier-for-you fast casual concepts plus a subscription-based, fresh prep meal provider with 30+ points of distribution with in-home and national delivery.
- MMI is led by a well-seasoned management team with experience in trading & shipping, global financing, M&A, SEC regulations, strategic planning, as well as restaurant development.
- The formation of Sadot is expected to generate significant revenues and net income for MMI in 2023 and beyond.
  - Generated $360M since inception
  - Sadot reported net income ~$4.5M in Q4'22
  - Excluding the impact of the non-cash stock-based consulting expense related to the share issuance, **resulted in first profitable quarter since becoming a public company**

Sadot represents a significant pivot. In lieu of analyst coverage and institutional sponsorship, we feel that the MMI story remains largely unknown, and our shares undervalued.



1D
5D
1M
6M
YTD
1Y
5Y
Max
0.34 USD Nov 18, 2022
1.5
1.0
0.5
0.0
Jan 2023
Apr 2023

Contact



Investor Relations
Frank Pogubila
Integrous Communications
951-946-5288
IR@musclemakergrill.com

Appendix

Board of Directors – Bios

- **Philp Balatsos – Independent Director**
  - In 2018, Mr. Balatsos founded and has served as the owner operator of LAPH Hospitality which operates a café/catering business and also serves as a consultant providing financial, purchasing and usage analysis as well as rollout services pertaining to ordering, invoicing and inventorying systems. From 2016 through 2018, Mr. Balatsos held various positions with Barteca Restaurant Group including Assistant General Manager and Purchasing Manager. Prior to 2016, Mr. Balatsos held various position on Wall Street for 16 years including Vice President, Foreign Exchange Sales/Trading for Credit Suisse, Director, Foreign Exchange Hedge Fund Sales for Barclays Capital and Financial Advisor for Stifel Nicolaus & Co. Most recently, Mr. Balatsos has returned to the financial markets in a similar role as his previous sales/trader experience with the Brazilian firm, XP Investments. Mr. Balatsos graduated from Skidmore College with a Bachelor of Science in Business Administration and from Institute of Culinary Education.
- **Jeff Carl – Independent Director**
  - Director of MMI since September 2019. Mr. Carl has extensive international business development and manufacturing experience spanning 20+ years. Since 2017, Mr. Carl has served as principal of Restaurant Brandworks, an independent restaurant and retail consultancy based in San Francisco. Mr. Carl also serves as Executive Director of Nice + Company, a marketing agency with a focus on digital media and creative. From 2013 to 2017, Mr. Carl served as the Chief Marketing Officer for Taco Bueno Restaurants, and from 2009 to 2013 as the Chief Marketing Officer of Tavistock Restaurants LLC. From 2001 to 2007, Mr. Carl served as Corporate Vice President of Global Marketing and Chief Marketing Officer of Latin America for McDonald's Corporation. Mr. Carl received a BA from Wake Forest University and an MBA from the University of North Carolina – Chapel Hill.
- **Major General (Ret) Malcolm B. Frost – Independent Director**
  - Major General Frost has over 35 years of leadership experience in both the U.S. Army and business. He served as a career Infantryman, commanding and leading soldiers at every level from Lieutenant to 2-star General. Throughout his military career he provided large-scale strategic and operational leadership and oversight of units in the Indo-Asia-Pacific, Middle East, Europe, and the United States - successfully leading the evolution of soldier training programs in peace and war. He led the Army's Holistic Health and Fitness revolution from 2017-19 and was responsible for developing the first new physical fitness test for the Army in 40 years. He also led the Army's initial entry training enterprise that annually transformed 130K civilians into soldiers and as the Army's Director of Public Affairs, developed and led all strategic communications plans, roll-outs, and national media relations initiatives for the Army. He has been deployed to combat several times in a variety of leadership and command positions in Bosnia-Hercegovina, Iraq, and Afghanistan between 1995-2011. Since transitioning from the Army, General Frost provides keynote speaking, executive leadership consulting, training workshops, and strategic advice in public relations and integrated communications to corporate America. He also provides expert advice to companies in the health and wellness, medical, energy, cyber and other industries. He has extensive keynote and public speaking experience and has been an on-air military and national security contributor for national media outlets.
- **Paul Menchik – Independent Director**
  - Director of MMI since February 2017. Since 1986, Mr. Menchik has been Professor of Economics at Michigan State University where he has been Department chairperson and Director of Graduate Programs. He has served as Senior Economist for Economic Policy for the White House Office of Management and Budget (where among other matters he worked on Social Security solvency issues) and served as Visiting Scholar at the Tax Analysis Division of the Congressional Budget Office. Menchik has also been on the faculty of Rutgers University and the University of Wisconsin and has served as visiting faculty at University of Pennsylvania, London School of Economics, University College London, and Victoria University in Wellington New Zealand. Over the years he has advised three state governments and five United States government agencies. He holds a Ph.D. from the Wharton School of Finance and Commerce at the University of Pennsylvania. He has over 40 publications including a book on household and family economics, made over 85 paper presentations at other universities and conferences around the world and has refereed for over 20 academic journals and is currently a member of the editorial board for the Journal of Income Distribution. He is a member of Who's Who in Economics and Who's Who in America.
- **Kevin Mohan - Executive Chair / CIO**
  - See Executive Team
- **Na Yeon ("Hannah") Oh – Independent Director**
  - Experienced agri-food business leader and certified sustainability professional, with broad experiences and a proven track record in driving organizational and digital/data driven transformations; developing commercial strategies and brand campaigns; and operationalizing integrated business planning and supply chain strategies. Ms. Oh is an active member of Singapore's agtech start-up scene, as an investor and advisor to entrepreneurs and companies in agri-food business, urban farms, and climate tech. For the past 15 years Ms. Oh has held various roles with Bayer Crop Science and Monsanto Company, which was acquired by Bayer AG, including Head of Marketing Excellence, Head of Sales and Operations and Business Intelligence, and Head of Customer Analytics and Customer Experience among other roles. Ms. Oh graduated from Macalester College with a BA in Economics and Asian Studies.
- **Benjamin Petel – Executive Director / Sadot Managing Member**
  - See Executive Team
- **Paul Sansom – Independent Director**
  - An international C-level executive with a proven track record of delivering increased shareholder value in blue chip businesses, including PepsiCo and BMW, and Operational Partner positions within Private Equity Funds. His experience spans different industries and markets within Europe, Middle East and US. He is a UK Chartered Management Accountant, holds a BA (Hons) in Economics from City of London and is a qualified UK Corporate Treasurer.
- **Ray Shankar – Independent Director**
  - Mr. Shankar has been a Partner since 2019 at Oon & Bazul LLP, a prominent regional law firm where Mr. Shankar manages the Private Wealth and Family Office Practice where he routinely advises ultra-high net worth families on the structuring of their family offices, tax and immigration incentive applications as well as legacy planning. Mr. Shankar specializes in advising on the establishment of family offices, which includes legacy and estate planning, wills, trusts, family charters/constitutions, tax efficient structures and succession planning. Prior to joining Oon & Bazul LLP, Mr. Shankar served as the Managing Director of Ring City Limited, a group of operating companies in various sectors. Mr. Shankar received his Bachelor of Laws (LLB) from the National University of Singapore.
- **A.B. Southall III – Independent Director**
  - Director of MMI since February 2017. He has over 35 years of experience managing construction and land developing businesses. He was the President of a Custom Home Building Company for over 25 years, in addition to 20 years as President of a 189 boat slip marina complex. His involvement in the marina business led him to co-founding a local Waterway Association, where he was on the board since its inception. He has diversely invested across multiple sectors including private placements, oil & gas, real estate, restaurant businesses and commodities. Mr. Southall is an advocate of a healthy approach to the food industry and the restaurant business.
- **Stephen A. Spanos – Independent Director**
  - Director of MMI since February 2020. Since 2013, Mr. Spanos has provided financial and accounting consulting services for both privately held and public companies. From 2009 to 2013, Mr. Spanos served as the Chief Financial Officer of Orion Seafood International, Inc., a marketer of frozen lobster products, and as the Controller of Reef Point Systems, a provider of security solutions for converged wireless and wireline networks in the United States, from 2005 to 2013. Mr. Spanos served as an audit manager for BDO USA, LLP and as an auditor for Ernst & Young. Mr. Spanos received his MBA and BS in Business Administration, Accounting and Financing from Boston University.
- **Marvin Yeo – Independent Director**
  - Marvin Yeo has a diverse range of experience in corporate finance, M&A and private equity spanning over two decades, working in various senior positions in reputable organizations such as Golden Rock Capital, the Asian Development Bank, Barclays Capital, and Nomura International. He has also been an F&B entrepreneur and taught postgraduate finance, after starting his career as an Engineer. Mr. Yeo holds a Bachelor of Engineering (Hons) degree from Monash University, an MBA from INSEAD, and is a Chartered Financial Analyst (CFA).

Market Opportunity


Major agricultural "flex crops" by production and use, selected, average 2017–19, in million tonnes und percentage share
© MEAT ATLAS 2021 / OECD
maize
1,141
675
59.2%
142
12.4%
181
15.9%
143
12.5%
rice
512
18
3.5%
414
80.9%
80
15.6%
wheat
746
149
20.0%
511
68.5%
9
1.2%
77
10.3%
legumes
83
15
18.1%
59
71.1%
9
10.8%
oilseeds (incl. soybean)
609
348
57.1%
173
28.4%
29
4.8%
59
9.7%
roots and tubers
236
53
22.5%
124
52.5%
5
2.1%
54
22.9%
livestock feed
human food
fuel
industrial/other

Global Trade Flows

Major trade market opportunities



Canada
United States
EU
Ukraine
Russia
Brazil
Argentina
Southern Africa
Australia
Soy beans
Soy oil
Soy meal
Corn
Wheat
Origin
EU
Middle East
Source: BG and Sadot

Sadot currently ships to/from the following markets:

- Canada
- Brazil
- Japan
- Philippines
- India
- Malaysia
- Poland
- Romania
- China
- Ukraine
- Viet Nam

Sadot plans to enhance its North American (U.S. & Canada) sourcing capabilities.

In addition, Sadot recognizes the potential in Africa, currently serving mostly local markets.